                                                                  EXHIBIT 10.33


                           [ATHEROGENICS, INC. LOGO]



                           2004 EQUITY OWNERSHIP PLAN



                           EQUITY OWNERSHIP AGREEMENT
                                  (EMPLOYEES)



                                      FOR



                        -------------------------------



                                  RELATING TO



                            INCENTIVE STOCK OPTIONS

                               ATHEROGENICS, INC.

                           2004 EQUITY OWNERSHIP PLAN
                           EQUITY OWNERSHIP AGREEMENT
                                  (EMPLOYEES)


         THIS AGREEMENT is entered into between AtheroGenics, Inc. ("Company"), a Georgia corporation and ___________________ ("Grantee").

                                  WITNESSETH:

         WHEREAS, the Board of Directors ("Board") of the Company has approved the grant of STOCK OPTIONS to selected Participants pursuant to the AtheroGenics, Inc. 2004 Equity Ownership Plan ("Plan"); and

         WHEREAS, the Grantee has been selected to receive Incentive Stock Options under the Plan;

         NOW, THEREFORE, in consideration of the above premises, the Company and the Grantee agree as follows:

                           I. GRANT OF STOCK OPTIONS

         Subject to the terms and conditions set forth herein and in the Plan, which is attached hereto (or has previously been provided to Grantee) and made a part hereof, the Grantee is hereby awarded, effective _____________, ______ (the "Grant Date"), Incentive Stock Options to purchase _____ shares of Stock of the Company (the "Options"). For purposes of this Agreement, the Vesting Commencement Date of the Options is --------------, -------.

                              II. EXERCISE PRICE

         Each Option granted above shall have an Exercise Price of $_______ per share, which is equal to the Fair Market Value of a share of Stock of the Company (as defined in the Plan) as of the Grant Date.

                                 III. VESTING

         The Grantee may exercise only those Options which are Vested and have not yet expired as set forth in Section IV. Except as specified in the special rules which follow, Options granted under this Agreement become Vested in accordance with Schedule A attached. (For purposes of determining the Monthly Anniversary of the Vesting Commencement Date of an Option, if the Vesting Commencement Date occurs on the 29th, 30th or 31st day of the month, and the month during which the Monthly Anniversary is to be determined does not contain such a 29th, 30th or 31st day, respectively, the last day of such month shall be considered the Monthly Anniversary of the Vesting Commencement Date.)

         Notwithstanding the Vesting set forth in Schedule A, and subject to the terms of the Plan, the following special rules apply with regard to the Options granted under this Agreement:

(a) In the event of the Disability of the Grantee while employed by the Company, the Options granted herein will become 100% Vested on the date the Grantee incurs a Termination of Employment because of Disability.

(b) In the event of the death of the Grantee while employed by the Company, the Options granted herein will become 100% Vested on the date of death.

(c) In the event of the Voluntary Resignation of the Grantee, no further Options will become Vested after the Termination of Employment.

(d) In the event of the Involuntary Termination of the Grantee, no further Options will become Vested after the Termination of Employment.

(e) In the event of Termination of Employment of the Grantee for Cause, no further Options will become Vested after the Termination of Employment.

(f) In the event of a Change of Control followed by a Constructive Discharge or Involuntary Termination of the Grantee within twenty-four
         (24) months following the Change of Control, the Options granted herein will become 100% Vested.

(g) In the event of the Grantee's Termination of Employment for any reason other than those specified in (a) through (f) above, no further Options will become Vested after the date of such Termination of Employment.

 (h) Additionally, the Administrator may accelerate the Vesting of the Grantee's Options if the Administrator determines that it is in the best interests of the Company.

                                 IV. EXERCISE

         The Expiration Date of the Options granted herein is the date immediately preceding the tenth anniversary of the Grant Date. Prior to a Termination of Employment, the Grantee may exercise any Vested Options until the Options' Expiration Date. The Grantee's ability to exercise any Vested Options following a Termination of Employment is as follows:

(a) In the event the Grantee dies prior to a Termination of Employment or within six (6) months following a Termination of Employment because of Disability, the Grantee or the legal representative of such Grantee's estate acting on the Grantee's behalf may exercise any Vested Options for a period of six (6) months following the death (but not later than the Expiration Date of the Options, if shorter).

(b) In the event the Grantee incurs a Termination of Employment because of Disability, the Grantee or, if Grantee is legally incapacitated, Grantee's legal representative acting on the Grantee's behalf may exercise any Vested Options for a period of six (6) months following the date of the Termination of Employment because of Disability (but not later than the Expiration Date of the Options, if shorter).

(c) In the event the Grantee incurs a Termination of Employment for Cause, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Company's delivery (or deemed delivery) of notice to the Grantee of such Termination of Employment for Cause.

(d) In the event that the Grantee incurs a Termination of Employment for any reason not specified in (a) through (c) above, the Grantee may exercise any Vested Options for a period of thirty (30) days following the date of the Grantee's Termination of Employment (but not later than the Expiration Date of the Options, if shorter).

         Neither Grantee nor any other person entitled to exercise the Options under the terms of the Plan shall be, or have any of the rights or privileges of, a shareholder of the Company in respect to any shares of Stock issuable upon exercise of the Option, unless and until the Exercise Price for such shares has been paid in full.

                           V. DISPOSITIONS OF STOCK

         The Grantee, by acceptance hereof, hereby represents, warrants and agrees that, upon exercise of this Option, unless the shares of stock are then covered by an effective registration statement under the Securities Act of 1933, as amended (the "Act"):

(a) the Stock is being acquired for investment and not with a view towards the public distribution or resale thereof;

(b) the Grantee will not sell, transfer or assign any Stock except in compliance with the Act and the rules and regulations thereunder;

(c) the certificate representing the Stock may bear an appropriate restrictive legend; and

(d) the transfer agent of the Company may place a stop transfer notation with respect to the shares in the Stock transfer books of the Company.

                            VI. NOTICE AND PAYMENT

         Subject to the limitations set forth in this Agreement, the Grantee may exercise Options granted under this Agreement by delivering written notice to the Company, on a form provided by the Company, specifying the number of shares of Stock to be purchased. The Exercise Price of any Option shall be payable to the Company in full at the time of exercise of the Option (i) in cash or its equivalent, (ii) by delivery or deemed delivery (based on an attestation of the ownership thereof) of previously acquired Stock which has been held by the Grantee for at least six (6) months having a Fair Market Value on the date of exercise equal to the total Exercise Price, (iii) by a combination of cash and previously acquired stock or (iv) if available, by irrevocably authorizing a third party to sell shares of Stock acquired upon exercise of the Option (or a sufficient portion of such shares) and remit to the Company a sufficient portion of the proceeds to pay the entire exercise price.

                                 VII. GENERAL

         Administration. Administration of this agreement will be governed by the terms and conditions set forth in the Plan in effect on the Grant Date. That document is incorporated in this Agreement in its entirety.

         Notices. Every notice or other communication relating to the Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address is so designated, all notices or communications by the Grantee to the Company shall be mailed to AtheroGenics, Inc., 8995 Westside Parkway, Alpharetta, Georgia 30004, Attention: Chief Executive Officer. All notices by the Company to the Grantee may be delivered to the Grantee personally or may be mailed to the Grantee at the address shown on the records of the Company.

         Withholding. The Company shall deduct from any payment of any kind due to the Grantee, any federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of the Options or require the Grantee to remit an additional amount in cash or its equivalent to pay for such withholding as a condition of receiving Stock under this Agreement; provided, however, that upon notice to the Administrator, the Grantee may, when available, authorize the sale of Vested Option shares in accordance with clause
(iv) of Section VI to pay the relevant tax withholding (but in such case, the number of such Vested Option shares authorized for sale for withholding purposes shall be limited to no more than the number necessary to pay the minimum amount of withholding mandated by applicable law).

         Termination of Employment Followed by Consultant Service. In the event that the Grantee incurs a Termination of Employment followed within thirty (30) days by the commencement of a period of service as a consultant to the Company, the Administrator, in its sole discretion, may specify by resolution at the time of such transition that, for purposes of this Agreement, the Grantee's Termination of Employment shall be disregarded, and from and after the date of the Grantee's Termination of Employment, the provisions of this Agreement shall be administered and interpreted as if the phrase "Termination of Employment" were replaced by the phrase "Termination of Affiliation". In such a case, this Option will be converted from an Incentive Stock Option to a Non-Qualified Stock Option. In the event that the Grantee subsequently incurs a Termination of Affiliation followed within thirty (30) days by the commencement of a new period of service as an employee or a director of the Company, the Administrator, in its sole discretion, may specify by resolution at the time of such transition that, for purposes of this Agreement, the Grantee's Termination of Affiliation shall be disregarded, and from and after the date of the Grantee's Termination of Affiliation, the provisions of this Agreement shall be administered and interpreted as originally written (except that the Option will be considered a Non-Qualified Stock Option). Notwithstanding anything in this Agreement to the contrary, in any case in which the Administrator exercises its authority under this paragraph, conflicting provisions of this Agreement shall be deemed modified to reflect the action of the Administrator, and the transition period between the Termination of Affiliation and the commencement of a period of service as a consultant for the Company shall be deemed to be continuing service for all purposes under this Agreement.

         Interpretation. This Agreement is subject in all respects to the terms of the Plan, and in the event that any provision of the Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. Any question of interpretation arising under this Agreement shall be determined by the Administrator and its determinations shall be final and conclusive upon all parties in interest. All capitalized terms in this Agreement which are defined in the Plan shall have the same definition for purposes of this Agreement as they have in the Plan.

         Counterparts. This Agreement may be executed in one or more counterparts, each counterpart of which will be regarded for all purposes as an original.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the _____ day of ______________, 20_______.

                                         ATHEROGENICS, INC.:

                                         By:___________________________________

                                         Name:_________________________________

                                         Title:________________________________

                                         GRANTEE:

                                         --------------------------------------

                                   SCHEDULE A
                                VESTING SCHEDULE


             ------------------------------- -------------------------- ----------------------------------
                   COMPLETE CALENDAR                INCREMENTAL                    CUMULATIVE
                         MONTHS                       VESTING                        VESTING
                    COMMENCING ON OR
                     AFTER VESTING
                   COMMENCEMENT DATE
             ------------------------------- -------------------------- ----------------------------------
                           1                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           2                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           3                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           4                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           5                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           6                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           7                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           8                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           9                            0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           10                           0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           11                           0%                             0%
             ------------------------------- -------------------------- ----------------------------------
                           12                           25%                            25%
             ------------------------------- -------------------------- ----------------------------------
                           13                           2%                             27%
             ------------------------------- -------------------------- ----------------------------------
                           14                           2%                             29%
             ------------------------------- -------------------------- ----------------------------------
                           15                           2%                             31%
             ------------------------------- -------------------------- ----------------------------------
                           16                           2%                             33%
             ------------------------------- -------------------------- ----------------------------------
                           17                           2%                             35%
             ------------------------------- -------------------------- ----------------------------------
                           18                           2%                             37%
             ------------------------------- -------------------------- ----------------------------------
                           19                           2%                             39%
             ------------------------------- -------------------------- ----------------------------------
                           20                           2%                             41%
             ------------------------------- -------------------------- ----------------------------------
                           21                           2%                             43%
             ------------------------------- -------------------------- ----------------------------------
                           22                           2%                             45%
             ------------------------------- -------------------------- ----------------------------------
                           23                           2%                             47%
             ------------------------------- -------------------------- ----------------------------------
                           24                           3%                             50%
             ------------------------------- -------------------------- ----------------------------------


             ------------------------------- -------------------------- ----------------------------------
                           25                           2%                             52%
             ------------------------------- -------------------------- ----------------------------------
                           26                           2%                             54%
             ------------------------------- -------------------------- ----------------------------------
                           27                           2%                             56%
             ------------------------------- -------------------------- ----------------------------------
                           28                           2%                             58%
             ------------------------------- -------------------------- ----------------------------------
                           29                           2%                             60%
             ------------------------------- -------------------------- ----------------------------------
                           30                           2%                             62%
             ------------------------------- -------------------------- ----------------------------------
                           31                           2%                             64%
             ------------------------------- -------------------------- ----------------------------------
                           32                           2%                             66%
             ------------------------------- -------------------------- ----------------------------------
                           33                           2%                             68%
             ------------------------------- -------------------------- ----------------------------------
                           34                           2%                             70%
             ------------------------------- -------------------------- ----------------------------------
                           35                           2%                             72%
             ------------------------------- -------------------------- ----------------------------------
                           36                           3%                             75%
             ------------------------------- -------------------------- ----------------------------------
                           37                           2%                             77%
             ------------------------------- -------------------------- ----------------------------------
                           38                           2%                             79%
             ------------------------------- -------------------------- ----------------------------------
                           39                           2%                             81%
             ------------------------------- -------------------------- ----------------------------------
                           40                           2%                             83%
             ------------------------------- -------------------------- ----------------------------------
                           41                           2%                             85%
             ------------------------------- -------------------------- ----------------------------------
                           42                           2%                             87%
             ------------------------------- -------------------------- ----------------------------------
                           43                           2%                             89%
             ------------------------------- -------------------------- ----------------------------------
                           44                           2%                             91%
             ------------------------------- -------------------------- ----------------------------------
                           45                           2%                             93%
             ------------------------------- -------------------------- ----------------------------------
                           46                           2%                             95%
             ------------------------------- -------------------------- ----------------------------------
                           47                           2%                             97%
             ------------------------------- -------------------------- ----------------------------------
                           48                           3%                            100%
             ------------------------------- -------------------------- ----------------------------------

                           [ATHEROGENICS, INC. LOGO]



                           2004 EQUITY OWNERSHIP PLAN





                           EQUITY OWNERSHIP AGREEMENT
                                  (DIRECTORS)


                                      FOR



                        --------------------------------



                                  RELATING TO






                          NON-QUALIFIED STOCK OPTIONS

                               ATHEROGENICS, INC.

                           2004 EQUITY OWNERSHIP PLAN
                           EQUITY OWNERSHIP AGREEMENT
                                  (DIRECTORS)


         THIS AGREEMENT is entered into between AtheroGenics, Inc. ("Company"), a Georgia corporation and _______________ ("Grantee").

                                  WITNESSETH:

         WHEREAS, the Board of Directors ("Board") of the Company has approved the grant of STOCK OPTIONS to selected Participants pursuant to the AtheroGenics, Inc. 2004 Equity Ownership Plan ("Plan"); and

         WHEREAS, the Grantee has been selected to receive Non-Qualified Stock Options under the Plan;

         NOW, THEREFORE, in consideration of the above premises, the Company and the Grantee agree as follows:

                           I. GRANT OF STOCK OPTIONS

         Subject to the terms and conditions set forth herein and in the Plan, which is attached hereto (or has previously been provided to Grantee) and made a part hereof, the Grantee is hereby awarded, effective _________________ (the "Grant Date"), Non-Qualified Stock Options to purchase ___________ shares of the Stock of the Company (the "Option"). For purposes of this Agreement, the Vesting Commencement Date of the Options is
---------------.

                              II. EXERCISE PRICE

         Each Option granted above shall have an Exercise Price of $___________ per share.

                                  III. VESTING

         The Grantee may exercise only those Options which are Vested and have not yet expired as set forth in Section IV. All Options granted under this Agreement Vest 1/2 per month for 12 months, beginning one month after the Grant Date.

                                 IV. EXERCISE

         The Expiration Date of the Options granted herein is the date immediately preceding the tenth anniversary of the Grant Date. Prior to a Termination of Affiliation, the Grantee may exercise any Vested Options until the Options' Expiration Date. The Grantee's ability to exercise any Vested Options following a Termination of Affiliation is as follows:

(a) In the event the Grantee dies prior to a Termination of Affiliation or within six (6) months following a Termination of Affiliation because of Disability, the Grantee or the legal representative of such Grantee's estate acting on the Grantee's behalf may exercise any Vested Options for a period of six (6) months following the Grantee's death (but not later than the Expiration Date of the Options, if shorter).

(b) In the event the Grantee incurs a Termination of Affiliation because of Disability, the Grantee or, if Grantee is legally incapacitated, Grantee's legal representative acting on the Grantee's behalf may exercise any Vested Options for a period of six (6) months following the date of the Termination of Affiliation because of Disability (but not later than the Expiration Date of the Options, if shorter).

(c) In the event the Grantee incurs a Termination of Affiliation for Cause, the Grantee shall have no further right to exercise any Option granted hereunder effective with the Company's delivery (or deemed delivery) of notice to the Grantee of such Termination of Affiliation for Cause.

(d) In the event that the Grantee incurs a Termination of Affiliation for any reason not specified in (a) through (c) above, the Grantee may exercise any Vested Options for a period of thirty (30) days following the date of the Grantee's Termination of Affiliation (but not later than the Expiration Date of the Options, if shorter).

Neither Grantee nor any other person entitled to exercise the Options under the terms of the Plan shall be, or have any of the rights or privileges of, a shareholder of the Company in respect to any shares of Stock issuable upon exercise of the Option, unless and until the Exercise Price for such shares has been paid in full.

                            V. DISPOSITIONS OF STOCK

         The Grantee, by acceptance hereof, hereby represents, warrants and agrees that, upon exercise of this Option, unless the shares of Stock are then covered by an effective registration statement under the Securities Act of 1933, as amended (the "Act"):

(a) the Stock is being acquired for investment and not with a view towards the public distribution or resale thereof;

(b) the Grantee will not sell, transfer or assign any Stock except in compliance with the Act and the rules and regulations thereunder;

(c) the certificate representing the Stock may bear an appropriate restrictive legend; and

(d) the transfer agent of the Company may place a stop transfer notation with respect to the shares in the Stock transfer books of the Company.

                             VI. NOTICE AND PAYMENT

         Subject to the limitations set forth in this Agreement, the Grantee may exercise Options granted under this Agreement by delivering written notice to the Company, on a form provided by the Company, specifying the number of shares of Stock to be purchased. The Exercise Price of any Option shall be payable to the Company in full at the time of exercise of the Option (i) in cash or its equivalent, (ii) by delivery or deemed delivery (based on an attestation of the ownership thereof) of previously acquired Stock which has been held by the Grantee for at least six (6) months having a Fair Market Value on the date of exercise equal to the total Exercise Price, (iii) by a combination of cash and previously acquired stock or (iv) if available, by irrevocably authorizing a third party to sell shares of Stock acquired upon exercise of the Option (or a sufficient portion of such shares) and remit to the Company a sufficient portion of the proceeds to pay the entire exercise price.

                                  VII. GENERAL

         Administration. Administration of this agreement will be governed by the terms and conditions set forth in the Plan in effect on the Grant Date. That document is incorporated in this Agreement in its entirety.

         Notices. Every notice or other communication relating to the Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address is so designated, all notices or communications by the Grantee to the Company shall be mailed to AtheroGenics, Inc., 8995 Westside Parkway, Alpharetta, Georgia 30004, Attention: Chief Executive Officer. All notices by the Company to the Grantee may be delivered to the Grantee personally or may be mailed to the Grantee at the address shown on the records of the Company.

         Withholding. The Company shall deduct from any payment of any kind due to the Grantee, any federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of the Options or require the Grantee to remit an additional amount in cash or its equivalent to pay for such withholding as a condition of receiving Stock pursuant to this Agreement; provided, however, that upon notice to the Administrator, the Grantee may, when available, authorize the sale of Vested Option shares in accordance with clause
(iv) of Section VI to pay the relevant tax withholding (but in such case, the number of such Vested Option shares authorized for sale for withholding purposes shall be limited to no more than the number necessary to pay the minimum amount of withholding mandated by applicable law).

         Termination of Affiliation Followed by Consultant or Employment Service. In the event that the Grantee incurs a Termination of Affiliation followed within thirty (30) days by the commencement of a period of service as a consultant to the Company, the Administrator, in its sole discretion, may specify by resolution at the time of such transition that, for purposes of this Agreement, the Grantee's Termination of Affiliation shall be disregarded. In the event that the Grantee incurs a Termination of Affiliation followed within thirty (30) days by the commencement of a period of service as an employee of the Company, the Grantee's Termination of Affiliation shall be disregarded, and from and after the date of the Grantee's Termination of Affiliation, the provisions of this Agreement shall be administered and interpreted as if the phrase "Termination of Affiliation" were replaced by the phrase "Termination of Employment". In the event that the Grantee subsequently incurs a Termination of Employment followed within thirty (30) days by the commencement of a new period of service as an employee or a director of the Company, the Administrator, in its sole discretion, may specify by resolution at the time of such transition that, for purposes of this Agreement, the Grantee's Termination of Employment shall be disregarded, and from and after the date of the Grantee's Termination of Employment, the provisions of this Agreement shall be administered and interpreted as originally written. Notwithstanding anything in this Agreement to the contrary, in any case in which the Administrator exercises its authority under this paragraph, conflicting provisions of this Agreement shall be deemed modified to reflect the action of the Administrator, and the transition period between the Termination of Affiliation or Termination of Employment and the commencement of a period of further service with the Company shall be deemed to be continuing service for all purposes under this Agreement.

         Interpretation. This Agreement is subject in all respects to the terms of the Plan, and in the event that any provision of the Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. Any question of interpretation arising under this Agreement shall be determined by the Administrator and its determinations shall be final and conclusive upon all parties in interest. All capitalized terms in this Agreement which are defined in the Plan shall have the same definition for purposes of this Agreement as they have in the Plan.

         Counterparts. This Agreement may be executed in one or more counterparts, each counterpart of which will be regarded for all purposes as an original.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the _____ day of __________, -----.

                                       ATHEROGENICS, INC.:

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       GRANTEE:

                                       ----------------------------------------